UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2010

Prospect Medical Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32203	33-0564370
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

10780 Santa Monica Blvd., Suite 400, Los Angeles, California	90025
(Address of principal executive offices)	(Zip Code)

(310) 943-4500

Registrant’s telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07       Submission of Matters to a Vote of Security Holders.

As previously reported, Prospect Medical Holdings, Inc. (“Prospect Medical”) entered into an Agreement and Plan of Merger, dated as of August 16, 2010 (the “merger agreement”), among Prospect Medical, Ivy Holdings Inc., and Ivy Merger Sub Corp., an indirect, wholly owned subsidiary of Ivy Holdings. On December 15, 2010, at a special meeting of Prospect Medical stockholders, the adoption of the merger agreement was approved by the affirmative vote of a majority of the 21,448,121 shares of Prospect Medical common stock outstanding as of the record date for the special meeting as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
14,500,394	2,036,450	3,000	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPECT MEDICAL HOLDINGS, INC.
(Registrant)

	By:	/s/ MIKE HEATHER
Mike Heather, Chief Financial Officer

Date: December 15, 2010